EXECUTION COPY
Exhibit 10.2
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 14th day of March, 2007, by and among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively referred to herein as the “Lenders”), the Guarantors listed on Schedule 1 attached hereto (each a “Guarantor” and collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), Swingline Lender and a Letter of Credit Issuer.
RECITALS:
     The Borrower, the Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of December 16, 2005 (the “Original Credit Agreement”) and the Borrower, the Administrative Agent and certain of the Lenders have entered into that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2006 (the “First Amendment”; the Original Credit Agreement, as amended by the First Amendment, hereinafter referred to as the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
     The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement in certain respects.
     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto, intending to be legally bound hereby, agree as follows:
     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.
     SECTION 2. Amendments.
     2.1 The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               “EBITDA” means, for Borrower and its Restricted Subsidiaries for the twelve (12) month period ending on any date of determination, an amount equal to (a) consolidated net income for such period, plus (b) cash dividends from Unrestricted Subsidiaries paid to Borrower during such period, minus (c) gains from extraordinary items not received in cash for such period, to the extent included in the calculation of consolidated net income for such period in accordance with GAAP, but without duplication, plus (d) the sum of (i) any provision for income taxes for such period, (ii) Interest Expense deducted in the calculation of consolidated net income for such period in accordance with GAAP (including, without duplication, previously capitalized

Interest Expense which would be included in “cost of goods sold” and deducted from consolidated revenues in determining consolidated net income), (iii) the amount of depreciation and amortization for such period, and (iv) extraordinary losses not paid in cash, other non-cash items and asset valuation adjustments, including but not limited to impairment charges on inventories and other long-lived assets and land option cost write-offs, in each case to the extent included in the calculation of consolidated net income for such period in accordance with GAAP, but without duplication. In the case of any Subsidiary of Borrower that becomes a Restricted Subsidiary during any period of calculation, EBITDA shall, for the purposes of the foregoing calculations, be adjusted by increasing, if positive, or decreasing, if negative, EBITDA by the EBITDA of such Subsidiary during such period of calculation occurring prior to the date such Subsidiary became a Restricted Subsidiary.
     2.2 Section 6.8(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               (b) Borrower shall at all times (i) during the period from the Agreement Date through February 28, 2007 maintain a ratio of (A) EBITDA to (B) Interest Incurred of not less than 2.50 to 1.0 and (ii) during the period from and after March 1, 2007 maintain a ratio of (A) EBITDA to (B) Interest Incurred of not less than 2.0 to 1.0.
     SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to satisfaction of the following conditions:
     (a) receipt by the Administrative Agent from the Borrower, the Guarantors, the Administrative Agent and the Lenders constituting Required Lenders (as defined in the Credit Agreement) of a duly executed counterpart of this Amendment;
     (b) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article 5 of the Credit Agreement and Section 5 of this Amendment shall be true on and as of the date hereof;
     (c) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of an Incumbency Certificate of the Borrower reflecting the Authorized Signatories;
     (d) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of corporate resolutions of the Borrower certified by an officer of the Borrower and authorizing the Borrower to enter into this Amendment;
     (e) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of an Incumbency Certificate of each Guarantor reflecting the Authorized Signatories;
     (f) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of resolutions of each Guarantor to execute this Amendment;

     (g) payment by the Borrower of all fees and expenses (including without limitation the fees and expenses of counsel to the Administrative Agent) payable on the date of this Amendment to the Lenders and the Administrative Agent; and
     (h) receipt of such other documents that the Administrative Agent may reasonably require.
     SECTION 4. No Other Amendment. Except for the amendments set forth herein, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended or waived, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.
     SECTION 5. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof.
     (b) The Borrower and each Guarantor each has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.
     (c) The execution, delivery and performance by each of the Borrower and each Guarantor of this Amendment and each Loan Document to which such Person is a party that is being delivered in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organizational Documents or Authority Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which such Person is party or another order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, or (iii) violate any Applicable Law.
     (d) This Amendment and each Loan Document being delivered in connection with this Amendment have each been duly executed and delivered by the Borrower and each Guarantor that is party hereto and thereto. This Amendment and each such Loan Document each constitutes the legal, valid and binding obligation of the Borrower and each Guarantor that is a party thereto, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.
     SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts,

each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.
     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA; PROVIDED THAT THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUERS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     SECTION 8. Consent by Guarantors. The Guarantors consent to this Amendment. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty to which it is a party, such Subsidiary Guaranty being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Subsidiary Guaranty to which it is a party is in full force and effect.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:
D.R. HORTON, INC., a Delaware corporation
By:	/s/ Bill W. Wheat

Name: Bill W. Wheat
Title: Chief Financial Officer
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTORS:
By:	/s/ Bill W. Wheat
Bill W. Wheat, in the capacities described and
on behalf of the entities set forth in Exhibit A

By:	/s/ Robert E. Coltin
Robert E. Coltin, in the capacities described
and on behalf of the entities set forth in Exhibit A

SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

EXHIBIT A
INITIAL GUARANTORS as of December 16, 2005
C. Richard Dobson Builders, Inc., a Virginia corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CH Investments of Texas, Inc., a Delaware corporation, by Robert E. Coltin in his capacity as Vice President, Secretary and Treasurer
CHI Construction Company, an Arizona corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
CHTEX of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Homes of Texas, L.P., a Texas limited partnership, by CHTEX of Texas, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Continental Residential, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton-Emerald, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Birmingham, an Alabama corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Chicago, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Denver, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Dietz-Crane, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Greensboro, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Jacksonville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc.-Louisville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Minnesota, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-New Jersey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Portland, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Sacramento, a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Torrey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Los Angeles Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Management Company, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Materials, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton Orange County, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton San Diego Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton-Texas, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Cambridge Homes, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Cambridge Homes, LLC, a Delaware limited liability company, by D.R. Horton, Inc.-Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D. R. Horton, Inc.-Fresno, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton, Inc.-Gulf Coast, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem VII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem VIII, LLC, a Delaware limited liability company, by D.R. Horton, Inc.-Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Southwest Construction, Inc., California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Tucson Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRHI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
KDB Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows I, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows II, Ltd., a Delaware corporation, by Robert E. Coltin in his capacity as Vice President, Secretary and Treasurer
Meadows VIII, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows IX, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Meadows X, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SGS Communities at Grande Quay, LLC, a New Jersey limited liability company, by Meadows IX, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company, by Vertical Construction Corporation, a manager, by Bill W. Wheat in his capacity as Chief Financial Officer
HPH Homebuilders 2000, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., a General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Melody Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Melmort Co., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Arizona LLC, a Delaware limited liability company, by SRHI LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Oregon, Inc., an Oregon corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Homes of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Mortgage, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Schuler Realty Hawaii, Inc., a Hawaii corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHA Construction LLC, a Delaware limited liability company, by SRHI, LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Colorado, Inc., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Nevada, Inc., a Nevada corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Utah, Inc., a Utah corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SHLR of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
SRHI LLC, a Delaware limited liability company, by SHLR of Nevada, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
SSHI LLC, a Delaware limited liability company, by SHLR of Washington, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
The Club at Pradera, Inc., a Delaware corporation, by Robert E. Coltin in his capacity as Vice President
Vertical Construction Corporation, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Funding, Inc., a California corporation, by Bill W. Wheat in his capacity as Executive Vice President
Western Pacific Housing Co., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing Management, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Aviara, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Broadway, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Culver City, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Mountaingate, L.P. a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Oso, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Poinsettia, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Scripps, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Seacove, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer
Western Pacific Housing-Windflower, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer
WPH-Camino Ruiz, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem XI, Inc. a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer
DRH Regrem XII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by
Bill W. Wheat in his capacity as Chief Financial Officer
ADDITIONAL GUARANTORS as of June 13, 2006
D.R. Horton, Inc. B Los Angeles, a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XVIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XIX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer
DRH Regrem XXIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ R. Scott Holtzapple

Name: R. Scott Holtzapple
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender, Swingline Lender and a Letter of Credit Issuer
By:	/s/ R. Scott Holtzapple

Name: R. Scott Holtzapple
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender
By:	/s/ William McGinty

Name: William McGinty
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Stephen B. Carlson

Name: Stephen B. Carlson
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Samuel L. Hill

Name: Samuel L. Hill
Title: Managing Director / Regional Head
By:	/s/ David P. Cagle

Name: David P. Cagle
Title: Managing Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITICORP, N.A., as a Lender
By:	/s/ Marni McManus

Name: Marni McManus
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Michael P. O’Keefe

Name: Michael P. O’Keefe
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow

Name: Richard L. Tavrow
Title: Director
By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender
By:	/s/ Rick Pace

Name: Rick Pace
Title: Managing Director
By:	/s/ Berangere Allen

Name: Berangere Allen
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender
By:	/s/ W. John Wendler

Name: W. John Wendler
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ John D. Kuykendall

Name: John D. Kuykendall
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

WASHINGTON MUTUAL BANK, as a Lender
By:	/s/ Brad R. Johnson

Name: Brad R. Johnson
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

REGIONS BANK (successor by merger to AmSouth Bank), as a Lender
By:	/s/ Daniel McClurkin

Name: Daniel McClurkin
Title: Assistant Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ William E. Zarrett

Name: William E. Zarrett
Title: Managing Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCOTIABANC INC., as a Lender
By:	/s/ William E. Zarrett

Name: William E. Zarrett
Title: Managing Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender
By:	/s/ Nicholas Bell

Name: Nicholas Bell
Title: Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender
By:	/s/ Casey L. Stevenson

Name: Casey L. Stevenson
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

LLOYDS TSB BANK PLC, as a Lender
By:	/s/ Mario Del Duca

Name: Mario Del Duca
Title: Associate Director Corporate Banking USA D029
By:	/s/ Andrew J. Roberts

Name: Andrew J. Roberts
Title: Director Corporate Banking USA R089
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIXIS (fka NATEXIS BANQUES POPULAIRES), as a Lender
By:	/s/ Marie-Edith Dugeny

Name: Marie-Edith DUGENY
Title: Managing Director Real Estate Finance
By:	/s/ Guillaume DE PARSCAU

Name: Guillaume DE PARSCAU
Title: Managing Director Business Development
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTY BANK, as a Lender
By:	/s/ Amy Satsky

Name: Amy Satsky
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

EMIGRANT BANK, as a Lender
By:	/s/ Chris Grey

Name: Chris Grey
Title: Managing Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul

Name: Douglas G. Paul
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender
By:	/s/ Noelle McGrath

Name: Noelle McGrath
Title: Authorised Signatory
By:	/s/ Carla Ryan

Name: Carla Ryan
Title: Authorised Signatory
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALIFORNIA BANK & TRUST, a California banking corporation, as a Lender
By:	/s/ Bruce K. Weyers

Name: Bruce K. Weyers
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITY NATIONAL BANK, a national banking association, as a Lender
By:	/s/ Xavier Barrera

Name: Xavier Barrera
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender
By:	/s/ Sean Devillers

Name: Sean Devillers
Title: Officer
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Raymond Ventura

Name: Raymond Ventura
Title: Deputy General Manager
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Eric E.O. Siebert, Jr.

Name: Eric E.O. Siebert, Jr.
Title: Managing Director
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

UNION BANK OF CALIFORNIA N.A., as a Lender
By:	/s/ Brent Hennis

Name: Brent Hennis
Title: AVP
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CHEVY CHASE BANK, F.S.B., as a Lender
By:	/s/ Alexandra M. Johns

Name: Alexandra M. Johns
Title: Group Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender
By:	/s/ Johanna Duke Paley

Name: Johanna Duke Paley
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

AMERICAN SAVINGS BANK FSB, as a Lender
By:	/s/ Larry Ishii

Name: Larry Ishii
Title: Vice President
By:	/s/ Terence Yeh

Name: Terence Yeh
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF HAWAII, as a Lender
By:	/s/ Brain H. Uemori

Name: Brain H. Uemori
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIRST HAWAIIAN BANK, as a Lender
By:	/s/ Stephen M. Franklin

Name: Stephen M. Franklin
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Cory Schuster

Name: Cory Schuster
Title: Second Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender
By:	/s/ Jim C.Y. Chen

Name: Jim C.Y. Chen
Title: VP & General Manager
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

LEGACY TEXAS BANK, as a Lender
By:	/s/ Eric Sonneborn

Name: Eric Sonneborn
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender
By:	/s/ Nae-Yee Lung

Name: Nae-Yee Lung
Title: SVP & General Manager
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender
By:	/s/ Fauzi Zulkifli

Name: Fauzi Zulkifli
Title: General Manager
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIONAL CITY BANK, as a Lender
By:	/s/ Gary Sieveking

Name: Gary Sieveking
Title: Senior Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender
By:	/s/ Edward C.A. Forsberg, Jr.

Name: Edward C.A. Forsberg, Jr
Title: SVP & Manager
By:	/s/ Nivedita Persaud

Name: Nivedita Persaud
Title: Vice President
SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCHEDULE 1
GUARANTORS
INITIAL GUARANTORS as of December 16, 2005
C. Richard Dobson Builders, Inc., a Virginia corporation
CH Investments of Texas, Inc., a Delaware corporation
CHI Construction Company, an Arizona corporation
CHTEX of Texas, Inc., a Delaware corporation
Continental Homes, Inc., a Delaware corporation
Continental Homes of Texas, L.P., a Texas limited partnership
Continental Residential, Inc., a California corporation
D.R. Horton-Emerald, Ltd., a Texas limited partnership
D.R. Horton, Inc.-Birmingham, an Alabama corporation
D.R. Horton, Inc.-Chicago, a Delaware corporation
D.R. Horton, Inc.-Denver, a Delaware corporation
D.R. Horton, Inc.-Dietz-Crane, a Delaware corporation
D.R. Horton, Inc.-Greensboro, a Delaware corporation
D.R. Horton, Inc.-Jacksonville, a Delaware corporation
D.R. Horton, Inc.-Louisville, a Delaware corporation
D.R. Horton, Inc.-Minnesota, a Delaware corporation
D.R. Horton, Inc.-New Jersey, a Delaware corporation
D.R. Horton, Inc.-Portland, a Delaware corporation
D.R. Horton, Inc.-Sacramento, a California corporation
D.R. Horton, Inc.-Torrey, a Delaware corporation
D.R. Horton Los Angeles Holding Company, Inc., a California corporation
D.R. Horton Management Company, Ltd., a Texas limited partnership
D.R. Horton Materials, Inc., a Delaware corporation
D.R. Horton Orange County, Inc., a Delaware corporation
D.R. Horton San Diego Holding Company, Inc., a California corporation
D.R. Horton-Texas, Ltd., a Texas limited partnership
DRH Cambridge Homes, Inc., a California corporation
DRH Cambridge Homes, LLC, a Delaware limited liability company
DRH Construction, Inc., a Delaware corporation
D. R. Horton, Inc.-Fresno, a Delaware corporation
D.R. Horton, Inc.-Gulf Coast, a Delaware corporation
DRH Regrem VII, LP, a Texas limited partnership
DRH Regrem VIII, LLC, a Delaware limited liability company
DRH Southwest Construction, Inc., California corporation
DRH Tucson Construction, Inc., a Delaware corporation
DRHI, Inc., a Delaware corporation
KDB Homes, Inc., a Delaware corporation
Meadows I, Ltd., a Delaware corporation
Meadows II, Ltd., a Delaware corporation
Meadows VIII, Ltd., a Delaware corporation
Meadows IX, Inc., a New Jersey corporation
Meadows X, Inc., a New Jersey corporation

SGS Communities at Grande Quay, LLC, a New Jersey limited liability company
D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company
HPH Homebuilders 2000, L.P., a California limited partnership
Melody Homes, Inc., a Delaware corporation
Melmort Co., a Colorado corporation
Schuler Homes of Arizona LLC, a Delaware limited liability company
Schuler Homes of California, Inc., a California corporation
Schuler Homes of Oregon, Inc., an Oregon corporation
Schuler Homes of Washington, Inc., a Washington corporation
Schuler Mortgage, Inc., a Delaware corporation
Schuler Realty Hawaii, Inc., a Hawaii corporation
SHA Construction LLC, a Delaware limited liability company
SHLR of California, Inc., a California corporation
SHLR of Colorado, Inc., a Colorado corporation
SHLR of Nevada, Inc., a Nevada corporation
SHLR of Utah, Inc., a Utah corporation
SHLR of Washington, Inc., a Washington corporation
SRHI LLC, a Delaware limited liability company
SSHI LLC, a Delaware limited liability company
The Club at Pradera, Inc., a Delaware corporation
Vertical Construction Corporation, a Delaware corporation
Western Pacific Funding, Inc., a California corporation
Western Pacific Housing Co., a California limited partnership
Western Pacific Housing Management, Inc., a California corporation
Western Pacific Housing, Inc., a Delaware corporation
Western Pacific Housing-Antigua, LLC, a Delaware limited liability company
Western Pacific Housing-Aviara, L.P., a California limited partnership
Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company
Western Pacific Housing-Broadway, LLC, a Delaware limited liability company
Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company
Western Pacific Housing-Carmel, LLC, a Delaware limited liability company
Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company
Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company
Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Creekside, LLC, a Delaware limited liability company
Western Pacific Housing-Culver City, L.P., a California limited partnership
Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company
Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company
Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company
Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company
Western Pacific Housing-Mountaingate, L.P. a California limited partnership
Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company
Western Pacific Housing-Oso, L.P., a California limited partnership
Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company
Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company
Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company

Western Pacific Housing-Poinsettia, L.P., a California limited partnership
Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company
Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company
Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company
Western Pacific Housing-Scripps, L.P., a California limited partnership
Western Pacific Housing-Seacove, L.P., a California limited partnership
Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company
Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company
Western Pacific Housing-Torrance, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company
Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company
Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company
Western Pacific Housing-Windemere, LLC, a Delaware limited liability company
Western Pacific Housing-Windflower, L.P., a California limited partnership
WPH-Camino Ruiz, LLC, a Delaware limited liability company
D.R. Horton LA North, Inc. (f/k/a DRH Regrem X, Inc.), a Delaware corporation
DRH Regrem XI, Inc. a Delaware corporation
DRH Regrem XII, LP, a Texas limited partnership
ADDITIONAL GUARANTORS as of June 13, 2006
D.R. Horton, Inc.-Los Angeles, a Delaware corporation
DRH Regrem XIII, Inc., a Delaware corporation
DRH Regrem XIV, Inc., a Delaware corporation
DRH Regrem XV, Inc., a Delaware corporation
DRH Regrem XVI, Inc., a Delaware corporation
DRH Regrem XVII, Inc., a Delaware corporation
DRH Regrem XVIII, Inc., a Delaware corporation
DRH Regrem XIX, Inc., a Delaware corporation
DRH Regrem XX, Inc., a Delaware corporation
DRH Regrem XXI, Inc., a Delaware corporation
DRH Regrem XXII, Inc., a Delaware corporation
DRH Regrem XXIII, Inc., a Delaware corporation
DRH Regrem XXIV, Inc., a Delaware corporation